Section 906 Certifications
---------------------------
I, Charles E. Porter, a Principal Executive Officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended December 31, 2004 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended December 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

/s/Charles E. Porter        Date: February 28, 2005
----------------------      -----------------------
Charles E. Porter, Principal Executive Officer




Section 906 Certifications
---------------------------
I, Steven D. Krichmar, a Principal Financial Officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended December 31, 2004 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended December 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

/s/Steven D. Krichmar       Date: February 28, 2005
----------------------      -----------------------
Steven D. Krichmar, Principal Financial Officer




Attachment A
------------
Period(s) ended December 31, 2004

057 Putnam Europe Equity Fund
2CE Putnam International Growth and Income Fund
2HF Putnam Small Cap Growth Fund
377 Putnam Discovery Growth Fund
841 Putnam International Equity Fund
852 Putnam New Opportunities Fund
Putnam Variable Trust includes:
  2PX Putnam VT American Government Income Fund
  2TP Putnam VT Capital Appreciation Fund
  961 Putnam VT Diversified Income Fund
  2IS Putnam VT The George Putnam Fund of Boston
  070 Putnam VT Global Asset Allocation Fund
  016 Putnam VT Global Equity Fund
  066 Putnam VT Growth and Income Fund
  2PU Putnam VT Growth Opportunities Fund
  2IW Putnam VT Health Sciences Fund
  067 Putnam VT High Yield Fund
  068 Putnam VT Income Fund
  2DO Putnam VT International Equity Fund
  2DN Putnam VT International Growth and Income Fund
  2DP Putnam VT International New Opportunities Fund
  2IO Putnam VT Investors Fund
  069 Putnam VT Money Market Fund
  098 Putnam VT New Opportunities Fund
  2DR Putnam VT New Value Fund
  2IP Putnam VT OTC & Emerging Growth Fund
  2LA Putnam VT Research Fund
  2MJ Putnam VT Small Cap Value Fund
  152 Putnam VT Utilities Growth and Income Fund
  2DQ Putnam VT Vista Fund
  065 Putnam VT Voyager Fund
  2TJ Putnam VT Discovery Growth
  23N Putnam VT Equity Income Fund
  23K Putnam VT Capital Opportunities Fund
  23H Putnam VT Mid Cap Value Fund